Supplemental Information on Natural Gas Mineral Operations (Unaudited) - Schedule of Results of Operations from Natural Gas Mineral Producing Activities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Oil and Gas, Result of Operation, after Income Tax Expense (Benefit) [Abstract]
Royalty income	$ 50,075	$ 12,702
Depletion	(24,237)	(10,827)
Income tax (expense) benefit	2,640	1,587
Results of operations from natural gas	$ 28,478	$ 3,462